1 1 NASDAQ: QCOR NASDAQ: QCOR Second Quarter Conference Call Second Quarter Conference Call Exhibit 99.3

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•
The release, presentation slides, and replay webcast
are available at www.questcor.com.  The
presentation slides and replay webcast will be
accessible in the "Investor Relations" section under
"Events & Presentations."
•
To access an audio replay of the call:
–
U.S.:  800-406-7325
–
International:  303-590-3030
–
Replay Passcode:  4455547
•
The release, presentation slides, and replay webcast
are available at www.questcor.com.  The
presentation slides and replay webcast will be
accessible in the "Investor Relations" section under
"Events & Presentations."
•
To access an audio replay of the call:
–
U.S.:  800-406-7325
–
International:  303-590-3030
–
Replay Passcode:  4455547
Conference Call Logistics

Safe Harbor Statement
Note: Except for the historical information contained herein, these slides contain forward-looking statements that have been made pursuant to the Private Securities Litigation Reform Act of 1995. These statements relate to future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as
“believes,” “continue,” “could,” “estimates,” “expects,” “growth,” “may,” “plans,” “potential,” “should,” “substantial” or
“will” or the negative of such terms and other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Factors that could cause or contribute to such differences include, but are not limited to, the following: our reliance on Acthar for substantially all of our net sales and profits; the complex nature of our manufacturing process, our reliance on sole source manufacturers, and the potential for supply disruptions or other business disruptions; the lack of patent protection for Acthar; and the possible FDA approval and market introduction of competitive products; our ability to generate revenue from sales of Acthar to treat on-label indications associated with nephrotic syndrome, and our ability to develop other therapeutic uses for Acthar; research and development risks, including risks associated with Questcor's preliminary work in the area of nephrotic syndrome and our reliance on third-
parties to conduct research and development and the ability of research and development to generate successful results;
regulatory changes or other policy actions by governmental authorities and other third parties as recently adopted U.S.
health care reform legislation is implemented; our ability to receive high reimbursement levels from third party payers; an increase in the proportion of our Acthar unit sales comprised of Medicaid-eligible patients and government entities; our ability to estimate reserves required for Acthar used by government entities and Medicaid-eligible patients  and the impact that unforeseen invoicing of historical Medicaid sales may have upon our results; our ability to operate within an industry that is highly regulated at both the Federal and state level; our ability to effectively manage our growth and our reliance on key personnel; the impact to our business caused by economic conditions; our ability to protect our proprietary rights; our ability to maintain effective controls over financial reporting; the risk of product liability lawsuits; unforeseen business interruptions; volatility in Questcor's monthly and quarterly Acthar shipments and end-user demand, as well as volatility in our stock price; and other risks discussed in Questcor's annual report on Form 10-K for the year ended December 31, 2010, and other documents filed with the Securities and Exchange Commission.
The risk factors and other information contained in these documents should be considered in evaluating Questcor's prospects and future financial performance.

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751 paid MS scripts
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Up 147% YOY
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Up 48% sequentially
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45 paid NS scripts
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Much better than expected
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Record financial performance
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2,430 vials
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$46.0M in net sales
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$0.21 EPS
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Lupus announced as next vertical market
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751 paid MS scripts
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Up 147% YOY
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Up 48% sequentially
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45 paid NS scripts
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Much better than expected
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Record financial performance
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2,430 vials
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$46.0M in net sales
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$0.21 EPS
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Lupus announced as next vertical market
QCOR Had a Record Second Quarter

MS Sales - Record of Consistent
Growth
New  Paid Rxs
New  Paid Rxs
Notes: Historical trend information is not necessarily indicative of future results.  Chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart.
77
15
30 38
Yellow numbers in the  bars show the number of MS sales
people making calls at the end of the quarter.
8

6 0 50 100 150 200 250 300 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 MS Paid/Shipped RX's MS Calls Strong Correlation-Sales Calls vs. Rxs *MS call data approximate

NS Sales – Off to a Good Start
New  Paid Rxs
New  Paid Rxs
Notes: Historical trend information is not necessarily indicative of future results.  Chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart.
Yellow numbers in the  bars show the number of NS sales
people making calls at the end of the quarter.

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High unmet need
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Serious Health risk if unsuccessfully treated
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Difficult to treat
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Multiple on-label indications for Acthar
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Exacerbations
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Maintenance therapy
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Lupus nephritis
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Large patient population
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High unmet need
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Serious Health risk if unsuccessfully treated
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Difficult to treat
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Multiple on-label indications for Acthar
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Exacerbations
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Maintenance therapy
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Lupus nephritis
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Large patient population
Systemic Lupus Erythematosus
(Lupus)

MS Sales - Record of Consistent
Growth
New  Paid Rxs
New  Paid Rxs
Notes: Historical trend information is not necessarily indicative of future results.  Chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart.
77
15
30 38
Yellow numbers in the  bars show the number of MS sales
people making calls at the end of the quarter.
8

NS Sales – Off to a Good Start
New  Paid Rxs
New  Paid Rxs
Notes: Historical trend information is not necessarily indicative of future results.  Chart includes "Related Conditions" - diagnoses that are either alternative descriptions of the condition or are closely related to the medical condition which is the focus of the chart.
5
Yellow numbers in the  bars show the number of NS sales
people making calls at the end of the quarter.

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Specialty Sales Force
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Main focus on MS (~80%), 15% on NS, 5% on IS
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77 representatives, 13 regional managers, one national director
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Nephrology Sales Force
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Focus 100% on Nephrotic syndrome
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28 representatives, 4 regional managers, one national director
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Combined Forces will be calling on
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>4,000 neurologists
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>3,000 nephrologists
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about 100 key children’s hospitals
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Specialty Sales Force
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Main focus on MS (~80%), 15% on NS, 5% on IS
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77 representatives, 13 regional managers, one national director
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Nephrology Sales Force
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Focus 100% on Nephrotic syndrome
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28 representatives, 4 regional managers, one national director
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Combined Forces will be calling on
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>4,000 neurologists
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>3,000 nephrologists
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about 100 key children’s hospitals
Total Acthar Sales Force

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Treatment Resistant Idiopathic Membranous
Nephropathy
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Dose response trial
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Randomized, double blinded 3 arm study with 2 different dosage regimens of Acthar and placebo
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n=84 (approximate), 35 centers (approximate)
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Endpoint is reduction of proteinuria
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Trial milestones
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First patient dosed any day now
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“First look” data available late 2012
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Final reporting mid 2013
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Treatment Resistant Idiopathic Membranous
Nephropathy
•
Dose response trial
–
Randomized, double blinded 3 arm study with 2 different dosage regimens of Acthar and placebo
–
n=84 (approximate), 35 centers (approximate)
–
Endpoint is reduction of proteinuria
•
Trial milestones
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First patient dosed any day now
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“First look” data available late 2012
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Final reporting mid 2013
NS Phase IV Company Sponsored
Study

Q2-2011 Financial Results
Net Sales ($M) Net Sales ($M)
Gross Margin Gross Margin
Operating Income ($M) Operating Income ($M)
Fully Diluted, GAAP EPS Fully Diluted, GAAP EPS
$46.0
$46.0
94% 94%
$20.4 $20.4
$0.21 $0.21
$28.3 $28.3
93% 93%
$14.3 $14.3
$0.14 $0.14
Q2-2011
Q2-2011
Q2-2010
Q2-2010
Record Sales (up 62%) and Solid Earnings (EPS up 50%)
Record Sales (up 62%) and Solid Earnings (EPS up 50%)
• Second quarter vials shipped: 2,430
• Medicaid reserves continue to appear adequate
• No shares repurchased

Questcor is Cash Flow Positive
*After return of $78 million of cash to shareholders through share repurchases.
Cash / ST Investments Cash / ST Investments
Accounts Receivable Accounts Receivable
$144M* $144M*
$20M $20M
7/15/11
7/15/11

15 Second Quarter Summary

16 16 NASDAQ: QCOR NASDAQ: QCOR Second Quarter Conference Call Second Quarter Conference Call